                                                                                                                       EXHIBIT 10.41

====================================================================================================================================

-------------------------------------------------------
       LESSOR
-------------------------------------------------------
Media Capital Associates, LLC
6991 E. Camelback Rd. Ste. D-202
Scottsdale, AZ  85251
-------------------------------------------------------

-------------------------------------------------------                    ---------------------------------------------------------
       FULL LEGAL NAME AND ADDRESS OF LESSEE                                          SUPPLIER OF EQUIPMENT AND ADDRESS
-------------------------------------------------------                    ---------------------------------------------------------
Interactive Telesis, Inc.                                                          Wright Line, Inc.
535 Encinitas #116,                                                                603 Seagaze Dr #543
Encinitas  CA   92024                                                              Oceanside, CA 92054
-------------------------------------------------------                    ---------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 QUANTITY                                        EQUIPMENT DESCRIPTION AND IDENTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

                           SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF.



------------------------------------------------------------------------------------------------------------------------------------

LEASE TERM                AMOUNT OF EACH PAYMENT          ADVANCE PAYMENT RECEIPTED APPLY TO FIRST               SECURITY DEPOSIT
(IN MONTHS)            (PLUS APPLICABLE SALES TAX)                  AND LAST 1 PAYMENTS
                                                              (INCLUSIVE OF APPLICABLE TAXES)
   36                           $1,827.10                                $3,654.20                                     $0.00
------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT
LOCATION (IF    STREET ADDRESS     535 Encinitas #116
DIFFERENT
FROM ABOVE)     CITY   Encinitas             COUNTY                         STATE    CA                   ZIP   92024
------------------------------------------------------------------------------------------------------------------------------------

                                                   TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by
Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. LESSEE
ACKNOWLEDGES AND AGREES BY HIS SIGNATURE BELOW AS FOLLOWS:

(a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR
SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE
EQUIPMENT;

(b) LESSEE HAS FULLY INSPECTED THE EQUIPMENT WHICH IT HAS REQUESTED LESSOR TO ACQUIRE AND LEASE TO LESSEE, AND THE EQUIPMENT IS IN
GOOD CONDITION AND TO LESSEE'S COMPLETE SATISFACTION;

(c) LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS;

(d) LESSEE SPECIFICALLY ACKNOWLEDGES THAT THE EQUIPMENT IS LEASED TO LESSEE SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES AND NOT FOR
PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES;

(e) IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS
UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, LESSEE'S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR
MANUFACTURER OF THE EQUIPMENT AND NOT AGAINST LESSOR;

(f) PROVIDED LESSEE IS NOT IN DEFAULT UNDER THIS LEASE, LESSOR ASSIGNS TO LESSEE ANY WARRANTIES MADE BY THE SUPPLIER OR THE
MANUFACTURER OF THE EQUIPMENT;

(g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

(h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE
LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

                                                                                                                  ------------------
                                                                                                         INITIALS
                           THE PARTIES HAVE SPECIFICALLY NEGOTIATED AND AGREED TO THE FOREGOING PARAGRAPH
                                                                                                                  ------------------

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment. Lessee is advised that it may have rights under the contract evidencing the Lessor's purchase of the
Equipment from the supplier chosen by Lessee and that Lessee should contact the supplier of the Equipment for a description of any such rights.

5. ASSIGNMENT BY LESSEE PROHIBITED. Without Lessor's prior written consent, Lessee shall not assign this Lease or sublease the
Equipment or any interest therein, or pledge or transfer this Lease, or otherwise dispose of the Equipment covered hereby.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any
Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this
Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee
acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the State of Arizona and shall be interpreted in accordance with the laws and regulations of the
State of Arizona. Lessee agrees to jurisdiction in the State of Arizona in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the State of Arizona by entering into this Lease. In the event of any legal action with regard to this Lease or the Equipment covered hereby, Lessee agrees that venue may be laid in Maricopa County,
State of Arizona.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN
AGENT OF LESSOR. NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER
ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR
ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM
LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.


LESSEE:  INTERACTIVE TELESIS, INC.                                            LESSOR:  MEDIA CAPITAL ASSOCIATES, LLC

By:    /s/ DONALD E. CAMERON                                                  By:    /s/ SAMANTHA BUSH
       --------------------------------------------                                  -----------------------------------------------
Title:      President                                                         Title:       Operations Mgr
       --------------------------------------------                                  -----------------------------------------------
Date:       7-14-00                                                           Date:        8-28-000
       ---------------------------------------------                                 -----------------------------------------------

                          AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT is attached to and made part of that certain Lease Agreement, number ________, ("Lease") wherein Media Capital Associates, LLC, is Lessor, and Interactive Telesis, Inc. is Lessee.

THE LEASE AGREEMENT IS AMENDED AS FOLLOWS:

THE EQUIPMENT LOCATION IS AMENDED TO READ:

12636 High Bluff Dr.
Del Mar, CA



Lessee acknowledges that all other terms and conditions of the Lease remain in full force and effect and are unchanged by this Amendment.

Lessee:  Interactive Telesis, Inc.         Lessor: Media Capital Associates, LLC

By:      /s/ DONALD E. CAMERON             By:     /s/ SAMANTHA BUSH
         ---------------------------               -----------------------------
Title:   President                         Title:  Operations Mgr.
Date     8-7-00                            Date    8-28-00

                                                 [MEDIA CAPITAL ASSOCIATES LOGO]

SCHEDULE "A"
EQUIPMENT SCHEDULE

THIS SCHEDULE is attached hereto and made part of that certain Equipment Lease Agreement, number __________, ("Lease") between Media Capital Associates, L.L.C., as Lessor, and Interactive Telesis, Inc., as Lessee.

VENDOR:   WRIGHT LINE, INC. 603 SEAGAZE DR #543/OCEANSIDE, CA. 92054

LAB AREA:
1    84X72 FULL FRAME (3) 24" MODULES
1    84X48 FULL FRAME
3    84" UPRIGHT, 31" D
1    72" HOOK-ON WORKSURFACE
3    UPRIGHT TOP SUPPORT
1    RIGHT JETTY WS 29" HIGH
1    48" TOWER SHELF/11.9"
2    48" UPPER SHELF
1    48" COMP-STEELE DOOR
4    48" HORIZ CM KIT
1    72" HORIZ CM KIT
5    TOP ACCESS CM BKTS
1    38" H R/M MODULE 19" EQ
1    38H X 24W PERF. REAR SVC DR
1    (6" 12") SUSPENDED PEDESTAL
5    24" POWER RACEWAY MODULE
1    CABLE MGMT ENTRY
2    END CAPS (SET OF 2)
5    OUTLET: DUPLEX - SPLIT I LI
5    OUTLET: DUPLEX - SPLIT LIL (ISO) LLII (SP)
5    24" DATA RACEWAY MODULE
1    DATA UPRIGHT ENTRY
40   CAT 5 DATE/VOICE MODULE

MEDIA CAB:
1    84" SIDEWINDER SHELL
2    36" FIXED SHELF
2    DRAWER, 4" W/FRONT
2    BIN DWR EDP SIZE
1    SHELF. UNIVERSAL R/O NO DIV.
1    CD ROM WIRE RACK

STAGING AREA:
1    84X72 FULL FRAME, (3) 24" MODULES
2    84" UPRIGHT 40"D
1    72" WORKSURFACE, 36"D
2    UPRIGHT TOP SUPPORT
1    72" PLUS LAMINATE SHELF
1    72" UPPER SHELF
3    72" HORIZ CM KIT
3    TOP ACCESS CM BRKTS
2    24" POWER RACEWAY MODULE

1    CABLE MGMT ENTRY
3    OUTLET DUPLEX SPLIT I LI
3    OUTLET: DUPLEX - SPLIT LIL (ISO) LLII (SP)
3    24" DATA RACEWAY MODULE
1    DATA UPRIGHT ENTRY
24   CAT 5 DATE/VOICE MODULE
4    END CAPS (SET OF 2)
1    ESD GREY TOP UPCHARGE
1    72X36 LINX TOP
1    29X36 LEFT STD UPRIGHT
1    29X36 RIGHT STD UPRIGHT

MGMT AREA:
4    42X30 NOVA TOP, CENTER PORT
2    29HX30D LEFT FULL UPRIGHT
2    29HX30D RIGHT FULL UPRIGHT
2    29HX24D LEFT STD UPRIGHT
2    29HX24D RIGHT STD UPRIGHT
4    STANDARD NOVA KIT
4    NOVA DRAWER AND SWIVEL MOUSE SURFACE
4    NOVA CPU HOLDER

ENCLOSURES:
2    84"X96" LAN LOCKER MVP PACKAGE
1    84"X48" LAN LOCKER MVP PACKAGE
6    84" LI MVP INTERMEDIATE POST
3    84X24 PLEX DR-RIGHT
3    84X24 PLEX DR-LEFT
2    84X48 PLEX DOOR KIT
10   84HX24W PERF REAR SVC DR
5    24" BOTTOM PNI - 24" LI MVP
3    48" ADJ SHELF-48" LI MVP
3    24" ADJ SHELF-24" LI MVP
5    19" EQ R/M RAIL KIT (78.9H) 84X24 LI MVP
10   LAN LOCKER MVP FAN
20   20 AMP 60" POWER STRIP W/TWIST-LOCK PLUG
1    SEISMIC BRACING-REG 25
3    24" ADJ SHELF-24" LI MVP

Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Agreement of which this Schedule is a part.

Lessee:   Interactive Telesis, Inc.      Lessor:   Media Capital Associates, LLC

By:       /s/ DONALD E. CAMERON          By:
          ----------------------------             -----------------------------
          Donald E. Cameron

Title:    President                      Title:
          ----------------------------             -----------------------------

Date:     7-14-00                        Date:
          ----------------------------             -----------------------------

                     [MEDIA CAPITAL ASSOCIATES LETTERHEAD]


LESSOR PURCHASE OPTION

LEASE AGREEMENT NUMBER _____________

This Agreement, when executed by the parties hereto, shall modify the terms and conditions of the referenced lease as follows:

Lessor hereby grants to Lessee the right to purchase all of the equipment set forth in said Lease at the termination of the initial Lease term for $1.00 plus applicable taxes and closing costs; provided, however, that Lessee has performed all terms and conditions of said Lease and is not, or has not been in default under the terms of the Lease. Failure to make full payment of any and all rentals and any other moneys or fees due for said Lease when due shall constitute and be considered as an abandonment of this option and it shall thereupon immediately and automatically expire and become null and void, without notice. Acceptance, thereafter, of any overdue installment of rental under said Lease shall not revive this option nor constitute a waiver of any provision of this supplement.

This Option to Purchase cannot be assigned nor transferred by Lessee and any attempted assignment or transfer hereof shall be void and shall not be binding upon the Lessor.

This Option to Purchase shall in no way be considered or construed to amend or alter in any other way than stated herein the terms and conditions of the Lease, and is subject to all appropriate taxes having been paid by Lessee.

Notwithstanding any of the terms set for herein, it is the intent of the parties that the Lease transaction was, and still is, a true lease and this Purchase Option is not intended to recharacterize the lease as anything but a true lease.

Title to the equipment, including all parts, accessories, accessions, modifications, and substitutions at anytime added to or affecting such equipment, shall remain with Lessor until the purchase price has been fully paid. THIS AGREEMENT IS NOT INTENDED TO, AND DOES NOT, CREATE A SECURITY INTEREST IN SAID EQUIPMENT.


Lessee: Interactive Telesis, Inc.          Lessor: Media Capital Associates, LLC

By:     /s/ DONALD E. CAMERON              By:
        -----------------------------             -----------------------------
        Donald E. Cameron

Title:  President                          Title:
        -----------------------------             -----------------------------

Date:   7-14-00                            Date:
        -----------------------------             -----------------------------

                            EQUIPMENT LEASE GUARANTY

This Guaranty Agreement made and entered into this ___ day of __________, 2000 by DONALD E. CAMERON (hereinafter referred to collectively as "Guarantor"), in favor of Media Capital Associates, LLC (hereinafter referred to as "Lessor").

WHEREAS, it is contemplated that Lessor may enter into a lease and/or other related agreements (hereinafter collectively "Lease") with INTERACTIVE TELESIS, INC. (hereinafter collectively "Lessee"); and,

WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guarantor in entering into the Lease.

NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.

The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or the enforcement hereof.

Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or any way limiting or lessening the liability of Guarantor under this Guaranty.

If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially otherwise interested in Lessee, and, if married, their marital communities are so interested.

This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representative and shall inure to the benefit of any successors or assigns of Lessor.

This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS. DO NOT SIGN IT UNTIL YOU HAVE FULLY READ IT. BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 14 day of July, 2000.

GUARANTOR:                                  GUARANTOR:

Donald E. Cameron
---------------------------------           ---------------------------------
Name                                        Name

1109 Sycamoreview Drive
------------------------------------        ------------------------------------
Address                                     Address

Encinitas           CA     92024
------------------------------------        ------------------------------------
City                State  Zip              City                State  Zip

/s/ DONALD E. CAMERON     Individual                                  Individual
------------------------------------        ------------------------------------
By                                          By

                         CORPORATE RESOLUTION TO LEASE
                    RESOLUTION OF THE BOARD OF DIRECTORS OF


                           INTERACTIVE TELESIS, INC.
                           -------------------------


                                    RECITALS


WHEREAS, the Corporation Code empowers stock corporations to lease real and personal property; and

WHEREAS, the Corporation Code expressly provides that the powers of the corporation are to be exercised by its Board of Directors subject to the limitations set forth within said Code; and

WHEREAS, the Board of Directors deems it to be in the best interest of the corporation to lease, as lessee, the personal property hereinafter described:

                                   RESOLUTION


NOW, THEREFORE, BE IT RESOLVED that this corporation lease the personal property hereinafter described from Santa Barbara Bank & Trust, on the terms and conditions set forth in Lease Agreement Number ________.

BE IT FURTHER RESOLVED that Donald E. Cameron who is the President of this corporation, be authorized and directed to execute and deliver to Media Capital Associates, L.L.C. said Lease Agreement and any other documents necessary to be executed in connection therewith.

Specimen Signature of Donald E. Cameron     /s/ DONALD E. CAMERON
                                          -------------------------------

The personal property to be leased under the said Lease Agreement is set forth therein.


                                  CERTIFICATE


I, William Adams, hereby certify:

That I am the duly elected and acting (SECRETARY) of Interactive Telesis, Inc.; a California Corporation and
That the foregoing Resolution of The Board of Directors Authorizing Lease was duly adopted by the Board of Directors duly and regularly called and held on 7/10/00 (Date) and was in conformity with the Articles of Incorporation and/or By-Laws of the corporation and that said Resolution has been neither modified not rescinded and is, as of the date of this Certificate, in full force and effect.

IN WITNESS WHEREOF, I have set my hand and Seal this 13th day of July, 2000.



/s/ WILLIAM R. ADAMS
---------------------------------------
If the Secretary is the authorized
signer of the Lease Agreement, the
President must execute this Certificate

LEASE NUMBER:


                         ACKNOWLEDGEMENT AND ACCEPTANCE
                             OF EQUIPMENT BY LESSEE


Lessee hereby acknowledges that the Equipment has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.


DATE OF ACCEPTANCE:

LESSEE: Interactive Telesis, Inc.


By:        /s/ DONALD E. CAMERON
          ---------------------------------
          Donald E. Cameron

Title:    President
          ---------------------------------


I hereby authorize William Adams, CFO (title), to orally verify the acceptance of the leased equipment in my absence.


THIS DOCUMENT HAS LEGAL AND FINANCIAL CONSEQUENCES TO YOU. DO NOT SIGN THIS DOCUMENT UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT AND ARE COMPLETELY SATISFIED WITH IT.

                                                                    [MEDIA LOGO]


AUTHORIZATION FOR INSURANCE COVERAGE

INS. AGENT HOBBS GROUP, LLC
           ---------------------------------------------------------------------

ADDRESS    4365 Executive Dr., Suite 1400
           ---------------------------------------------------------------------
           San Diego, CA 96259
           ---------------------------------------------------------------------


PHONE     (858)  535-1800                                POLICY # 72 UUC GK 9308
           --------------------------------------        ----------------------

RE:  Interactive Telesis, Inc.


Gentlemen:

Media Capital Associates, L.L.C. is about to enter into a Lease Agreement with the above referenced lessee. In accordance with our Lease Agreement, the lessee is responsible to provide insurance pertaining to the subject leased equipment, as follows:

     A) The Equipment must be insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value of $49,128.72 with a deductible not to exceed $500.00
     B) Third Party liability and property damage insurance providing $500,000.00 combined single limit, bodily injury and property damage coverage relative to the leased equipment.

Media Capital Associates, L.L.C. shall be named as the loss payee and additional insured on the above described insurance.

As indicated by their signature below, the lessee has authorized Media Capital Associates, L.L.C. to:

          1)   Discuss the required insurance with your company; and,

          2) Authorize and instruct you, or any other insurance company, to provide such insurance as is required by our Lease Agreement, at our sole discretion and without obligation on our part; and,

          3)   To debit lessee's account for any costs related thereto.

We respectfully request that you immediately provide the herein required insurance and provide proof of coverage to us by forwarding a copy of a Certificate of Insurance by fax to 602-941-4588, with the original being sent by mail. Additionally, should the subject insurance be canceled or modified before the expiration date, you must give us 30 days notice.

Media Capital Associates, L.L.C.             Acknowledged and agreed to:
                                             Lessee:  Interactive Telesis, Inc.

By:                                          By:  /s/  DONALD E. CAMERON
  ------------------------------                -------------------------------
                                                Donald E. Cameron


          6991 East Camelback Rd., Suite D-202, Scottsdale, AZ 85251,
                      (800) 836-7753, Fax  (480) 941-4588

                                                                                                THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----





       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
      INTERACTIVE TELESIS, INC.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      535 ENCINITAS #116                                       ENCINITAS                     CA                   92024
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:


SEE ATTACHED SCHEDULE "A"




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5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [ ]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
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6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
                                                                                (or recorded) in the REAL ESTATE RECORDS
                                                                                Attach Addendum                      (if applicable)
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                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
/s/ DONALD E. CAMERON                                                    (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
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(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)

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